                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 31, 2002

                               KOGER EQUITY, INC.
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             (Exact name of registrant as specified in its charter)

                                    FLORIDA
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                 (State or other jurisdiction of incorporation)

         1-9997                                         59-2898045
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(Commission File Number)                      (IRS Employer Identification No.)

     433 PLAZA REAL, SUITE 335
         BOCA RATON, FLORIDA                                          33432
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(Address of principal executive offices)                             (Zip Code)

                                 (561) 395-9666
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 31, 2002, Koger Equity, Inc. (the "Company") acquired Three Ravinia Drive (the "Property"), an 805,972 square foot office building located in Atlanta, Georgia, for approximately $125 million. The funds required for this acquisition were drawn from the Company's existing cash reserves and from its secured revolving credit facility. The Property was acquired from Ravinia III Associates, Limited Partnership, a Georgia limited partnership, an unrelated third party. Reference is made to the Company's Form 8-K, dated January 8, 2002, which disclosed that the Company had entered into a contract to purchase the Property, which Form 8-K is incorporated herein by reference.

The Company considered various factors in determining the price to be paid for this acquisition. Factors considered included the nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs on the Property and anticipated changes therein under Company ownership, the physical condition and location of the Property, the need for capital improvements, the anticipated effect on the Company's financial results, and other factors. The Company took into consideration capitalization rates at which it believed other comparable properties had recently sold. However, the Company determined the price it was willing to pay primarily on the factors discussed above relating to the Property itself and its fit into the Company's existing operations. No separate independent appraisal was obtained in connection with this acquisition. The Company, after investigation, is not aware of any material factors, other than those discussed above, that would cause the financial information reported not to be necessarily indicative of future operating results. The Company intends to lease office space in the Property to tenants and manage the Property as it does the other office buildings contained in its portfolio.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)      Financial Statements of Real Estate Acquired.

                  The Company has engaged an independent accounting firm to audit the Property's Statement of Revenues and Certain Expenses for the year ended December 31, 2001. This Statement was prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Upon the completion of the audit and within 75 days of the reportable event described above, the Company will file the audited Statement as an amendment to Form 8-K.

      (b)         Pro Forma Financial Statements.

                  The Company is currently developing unaudited pro forma financial statements including (i) the Company's pro forma balance sheet as of December 31, 2001, as if the acquisition occurred on December 31, 2001, (ii) the Company's pro forma statement of operations for the year ended December 31, 2001, as if the acquisition occurred on January 1, 2001, and (iii) a pro forma statement of estimated taxable operating results and estimated cash to be made available by operations of the Company for the year ended December 31, 2001, as if the acquisition occurred on January 1, 2001. Within 75 days of the reportable event described above, the Company will file the pro forma financial statements as an amendment to Form 8-K.

      (c)         EXHIBITS


                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBITS
                  -------           -----------------------

                     99(a)          Koger Equity, Inc. News Release, dated January 8, 2002, which is Exhibit 99(a) to the
                                    Company's  Current Report on Form 8-K, dated January 8, 2002, is incorporated by reference herein.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             KOGER EQUITY, INC.

Dated: February 8, 2002                      By:     /s/ JAMES L. STEPHENS
                                                -------------------------------
                                                     James L. Stephens
                                             Title:  Vice President and
                                                     Chief Accounting Officer


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                                 EXHIBIT INDEX

The following designated exhibit is filed herewith:


                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  -------           ----------------------

                      99(a)         Koger Equity, Inc. News Release, dated January 8, 2002, which is Exhibit 99(a) to the Company's  Current  Report on Form 8-K, dated January 8, 2002, is incorporated by reference herein.


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